Exhibit 10.20

Hawaiian Telcom & Accenture CONFIDENTIAL

Amendment Number One

To Application Services Agreement

March 12, 2007

AMENDMENT NUMBER ONE

TO APPLICATION SERVICES AGREEMENT

This Amendment Number One (“Amendment”), effective as of March 12, 2007 (the “Amendment Effective Date”), is between Hawaiian Telcom Communications, Inc. (“Hawaiian Telcom”) and Accenture LLP (“Accenture”). Accenture and Hawaiian Telcom may be referred to in this Amendment individually as “Party” and together as “Parties.”

The Parties entered into that certain Application Services Agreement, effective as of February 5, 2007 (the “Agreement”), which the Parties now desire to amend.

The Parties agree to modify and amend the Agreement, as follows:

1.     New Statement of Work: Exhibit B-6, Billing Fallout Queue Management, is added to the Agreement as a new Statement of Work. Exhibit B-6 is attached  to this Amendment as Attachment A.

2.     Defined Terms: Any terms not defined in this Amendment will have the same meaning as in the Agreement.

3.     Effect of Amendment:  Unless otherwise amended herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by and on behalf of the Parties hereto as of the Effective Date.

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ Paul H. Sunu

Name:	Paul H. Sunu

Title:	SVP & Chief Financial Officer

Date:	August 31, 2007

Accenture LLP

By:	/s/ Timothy A. Hale

Name:	Timothy A. Hale

Title:	Partner

Date:	August 30, 2007